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                                                                    EXHIBIT 99.4

                          COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, ss.                                           SUPERIOR COURT


--------------------------------
                                ]
SENIOR HOUSING                  ]
PROPERTIES TRUST and            ]
FIVE STAR QUALITY CARE, INC.,   ]          Civil Action No. 02-5020
                                ]
            Plaintiffs,         ]
                                ]
          v.                    ]
                                ]
MARRIOTT SENIOR                 ]
LIVING SERVICES, INC., and      ]          JURY TRIAL DEMANDED
MARRIOTT INTERNATIONAL, INC.,   ]
                                ]
            Defendants.         ]
                                ]
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                        COMPLAINT FOR DECLARATORY RELIEF


                  Plaintiffs Senior Housing Properties Trust ("SNH") and Five Star Quality Care, Inc. ("FVE"), by their undersigned attorneys, bring this action against defendants Marriott Senior Living Services, Inc. ("MSLS") and Marriott International, Inc. ("Marriott"), and allege upon knowledge with respect to themselves and their own acts and upon information and belief with respect to all other matters as follows:

                                NATURE OF ACTION

                  1. SNH is a real estate investment trust that, together with its wholly owned subsidiaries, owns and invests in senior living communities, specialty hospital properties, nursing homes and other similar properties throughout the United States.


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                  2. FVE, together with its wholly owned subsidiaries, owns
and operates senior living communities, assisted living facilities, nursing homes and other similar properties throughout the United States.

                  3. MSLS, a subsidiary of Marriott, operates senior living communities and other similar properties throughout the United States. Marriott is a hospitality corporation that operates lodging properties throughout the world. Marriott owns 100% of MSLS stock and is the owner of the Proprietary Marks as described herein.

                  4. SNH owns 31 senior living communities (the "Communities") that are leased to FVE. (In referring to SNH's and FVE's interests in the Communities, they will be referred to at times in this Complaint as "SNH/FVE"). The Communities are full-service living environments for senior citizens, providing a wide range of levels of care and service along a continuum of care for residents. The Communities are managed by MSLS and are located throughout the United States, including a Community in Winchester, Massachusetts.

                  5. All of the Communities use the Marriott name. The Marriott name is well-known throughout the United States and worldwide. The benefit of Marriott's experience and services, use of the Marriott name and compliance with the "Marriott Standards" of quality (as that term is defined in the Agreements pursuant to which MSLS manages the Communities) was an inducement to engage MSLS as the manager/operator of the Communities and is advantageous to SNH/FVE.

                  6. Marriott has publicly announced that it intends to exit the business of owning and operating senior living communities.

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                  7. Marriott and MSLS (the "Marriott Parties") have represented to SNH/FVE that Marriott is in the process of negotiating a sale of MSLS, pursuant to which an unrelated company will buy the MSLS stock. Further, the Marriott Parties have represented that the principal company Marriott is in negotiations with is Sunrise Assisted Living, Inc. ("Sunrise").

                  8. Sunrise has significantly less experience and expertise than the Marriott Parties and lacks the capacity to perform the duties and responsibilities currently performed by the Marriott Parties at the level and in the manner required by the controlling contracts. Among other things, while Sunrise operates assisted living communities, it lacks experience and expertise in operating communities that provide a continuum of care and, in particular, lacks experience and expertise in operating communities offering skilled nursing units. Such skilled nursing units represent a significant portion of the Communities. Sunrise also lacks the financial capacity to perform the duties and responsibilities currently performed by the Marriott Parties. Sunrise's lack of financial capacity is apparent from, among other things, the fact that Sunrise has "off balance sheet" liabilities which exceed its publicly reported net worth and its practice of reporting income based, in part, upon sales of assets (instead of operating results) and which excludes the full impact of losses sustained by "off balance sheet special purpose entities" (some of which are managed by Sunrise directors).

                  9. Moreover, the Sunrise name is decidedly inferior in strength and value as compared to the Marriott name. The Marriott Parties have represented that the Communities will not be permitted to use the Marriott name following the sale of MSLS. Instead, the Communities will be forced to use a different brand name, which will be selected by the company that purchases the MSLS stock.


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                  10. The operations of the Communities will be jeopardized and
SNH/FVE will be injured by the takeover of MSLS by a company lacking capacity and by the replacement of the Marriott name with another name.

                  11. Plaintiffs seek a judgment declaring that (i) the Communities are contractually entitled to use the Marriott name following a sale of MSLS stock by Marriott, (ii) MSLS will be in breach of its contracts with SNH/FVE if the Communities are forced to cease using the Marriott name following a sale of MSLS stock by Marriott, and (iii) the Marriott Parties may not transfer their interests in the Agreements to Sunrise without SNH/FVE's consent.

                                     PARTIES

                  12. Plaintiff SNH is a real estate investment trust organized under the laws of Maryland with a principal place of business at 400 Centre Street, Newton, Massachusetts 02458.

                  13. Plaintiff FVE is a corporation organized under the laws of Maryland with a principal place of business at 400 Centre Street, Newton, Massachusetts 02458.

                  14. Defendant MSLS is a corporation organized under the laws of Delaware with a principal place of business at 10400 Fernwood Road, Bethesda, Maryland 20817.

                  15. Defendant Marriott is a corporation organized under the laws of Delaware with a principal place of business at 10400 Fernwood Road, Bethesda, Maryland 20817.

                             JURISDICTION AND VENUE

                  16. This Court has jurisdiction over defendants pursuant to Mass. Gen. L. ch. 223A, Section 3.


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                  17. Venue is proper in Middlesex County pursuant to Mass.
Gen. L. ch. 223, Section 8, because plaintiffs SNH and FVE have principal places of business in this county.

                                      FACTS

        THE COMMUNITIES HAVE CONTRACTUAL RIGHTS TO USE THE MARRIOTT NAME



                  18. The contractual relationship between SNH/FVE and MSLS is governed by the Operating and/or Management Agreements for the Communities, as amended (collectively, the "Operating Agreements").

                  19. SNH, FVE, MSLS, and Marriott were each signatories to a December 13, 2001, Estoppel, Consent, Amendment and Agreement (the "Estoppel Agreement"), pursuant to which the Marriott Parties provided SNH and FVE certain assurances with respect to the Operating Agreements and pursuant to which SNH, FVE and the Marriott Parties amended certain provisions of the Operating Agreements. The statements and agreements of the Marriott Parties in the Estoppel Agreement were a material inducement to SNH and FVE in purchasing the Communities.

                  20. The Marriott name is used to identify communities in the Marriott Retirement Community System and is a "Proprietary Mark" pursuant to
Section 1.01 of the Operating Agreements.

                  21. The Marriott name is currently used to identify the Communities. The continual use of the Marriott name by the Communities is protected by the Operating Agreements and is a central purpose to the Operating Agreements. Indeed, Recital E on the first page of the Operating Agreements states:


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                  Owner desires to assure that it will have the benefit of
                  Operator's experience, services and PROPRIETARY MARKS in establishing and enhancing and maintaining a successful Retirement Community.



Operating Agreements, Recital E (emphasis added).



                  22. MSLS is required by Section 2.01 of the Operating Agreements to operate the Communities "in accordance with Marriott Standards." Further, pursuant to Section 2.03, MSLS is also required to conduct its management functions "[i]n accordance with Marriott Standards." Marriott Standards are defined in Section 1.01 of the Operating Agreements as follows:

                  "MARRIOTT STANDARDS" means from time to time both the operational standards (for example staffing levels, accounting and fiscal management, resident care and health care policies and procedures, accounting and financial reporting policies and procedures) and the physical standards (for example, quality of FF&E, frequency of FF&E replacement) that are then generally and consistently (but not necessarily, absolutely or without exception) applied at or to retirement communities in the MARRIOTT RETIREMENT COMMUNITY SYSTEM which are of comparable size, age and market orientation as the Retirement Community, (provided, however, that the Marriott Standards shall in no event be lower than (i) what is required, from time-to-time during the Term, by Legal Requirements, or (ii) the operational and physical standards, as of the date in question, of comparable retirement communities in the quality segment of the retirement communities industry in the state in which the Retirement Community is located).



Operating Agreements, Section 1.01 (emphasis added).



                  23. The definition of Marriott Standards refers to the Marriott Retirement Community System. The Communities are part of the Marriott Retirement Community System


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and are operated as such by MSLS. Section 1.01 of the Operating Agreements defines "Marriott Retirement Community System" as follows:

                  "MARRIOTT RETIREMENT COMMUNITY SYSTEM" means at any particular time the entire system or group of full service (that is consisting of both independent living and health care accommodations and services) retirement communities then owned and/or operated or managed by Operator (or one or more of its Affiliates), UNDER THE "MARRIOTT" NAME.



Operating Agreements, Section 1.01 (emphasis added).



                  24. The only way for the Communities to cease being part of the Marriott Retirement Community System is through a transfer with SNH/FVE's consent or pursuant to a valid assignment that satisfies all of the restrictions set forth in the Non-Assignment Clause.

                      THE OPERATING AGREEMENTS ONLY PERMIT

                AN OPERATOR TO CHANGE THE MARRIOTT NAME FOLLOWING

           AN ASSIGNMENT OR TRANSFER THAT COMPLIES WITH SECTION 17.01



                  25. Certain provisions of the Estoppel Agreement addressed concerns by SNH/FVE that the Marriott parties would attempt to exit the senior living community business.

                  26. The Estoppel Agreement expressly amended Section 17.01 of the Operating Agreements (the "Non-Assignment Clause"). The Non-Assignment Clause, as amended, places several restrictions on MSLS's right to assign its interest in the Operating Agreements and protects SNH/FVE from having a below standard operator take over operation of the Communities. The Non-Assignment Clause states, in pertinent part:



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                  Operator shall not assign or transfer its interest in this
                  Agreement without the prior written consent of Owner, such consent to be granted or withheld in Owner's sole discretion; provided, however, that Operator shall have the right without such consent, (but following written notice to Owner), to (1) assign its interest in this Agreement to an unrelated third party operator provided that the following conditions are met:
                  (a) the third party operator is known in the community as a reputable operator of retirement communities, (b) the third party operator is in good standing, authorized to do business in the relevant state, and assumes the Operator obligations by an appropriate writing (upon delivery of which, assignor is released from all further obligations under the Agreement);
                  (c) the third party operator has the capacity to perform the duties and responsibilities of Operator under this Agreement; and (d) the assignment is part of a transaction or series of transactions by the Marriott Parties to dispose of all or substantially all of the assets of MSLS (IN THE EVENT OF SUCH AN ASSIGNMENT, THE OPERATOR, AT ITS EXPENSE MAY REMOVE ANY SIGNS OR SIMILAR ITEMS WHICH CONTAIN THE PROPRIETARY MARKS WHICH INCLUDE THE WORD "MARRIOTT" IN THEM, AND THE RETIREMENT COMMUNITY MAY BE OPERATED UNDER THE ASSIGNEES PROPRIETARY
                  MARKS)....



Operating Agreements, Section 17.01 (emphasis added).



                  27. The Non-Assignment Clause provides limited conditions under which an assignment of the Operating Agreements may be accomplished and the communities may be renamed without the Marriott name. This limited exception only applies in the case of an assignment where the assignment satisfies conditions (a) through (d). Then, and only then, can a transfer be accomplished regardless of the acquiescence of SNH and FVE and the assignee cease using the Marriott name.

                  28. The Marriott Parties have represented that a sale of MSLS stock is not an assignment and have further taken the position that their transfer of the ownership of the stock of MSLS need not comply with the express conditions in the Non-Assignment Clause with respect to assignments.



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                  29. The Non-Assignment Clause also expressly requires
SNH/FVE's consent to any transfer of MSLS's interests in the Operating Agreements and further gives SNH/FVE the absolute right -- in its "sole discretion" -- to refuse to consent to any such transfer. The Marriott Parties have taken the position that SNH/FVE have no consent rights whatsoever in connection with the proposed transfer of MSLS to Sunrise. They assert that there will be no change in the Operator because both before and after the transfer the Operator will be a newly renamed MSLS.

                  30. Though the Marriott Parties seek to deny, nullify, or entirely avoid the important protections bargained for in Section 17.01, they may not do so as a matter of law. Indeed, to the extent that the anticipated transfer of MSLS's stock to Sunrise is not viewed as a transfer or assignment subject to the protections of Section 17.01 because both before and after the stock transfer the Operator will be the company now known as MSLS , then, by operation of law, there can be no change of Operators: MSLS will continue being the Operator pursuant to the Operating Agreements. The only change will be that MSLS's stock is owned by a company other than Marriott. MSLS will therefore continue to have the same duties and obligations, including the contractual obligation to use the Marriott name, both before and after any MSLS stock sale.

                    THE MARRIOTT PARTIES ADVANCED A SPECIOUS

   CONTRACTUAL INTERPRETATION REGARDING THE DEFINITION OF "PROPRIETARY MARKS"



                  31. The Marriott Parties have taken the position that the definition of "Proprietary Marks" in Section 1.01 of the Operating Agreements allows MSLS to cease using the Marriott name following a transfer of MSLS stock.

                  32. The definition of Proprietary Marks states, in pertinent part:


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                  "PROPRIETARY MARKS" means all trademarks, trade names,
                  symbols, logos, slogans, designs, insignia, emblems, devices, service marks and distinctive designs of buildings and signs, or combinations thereof, which are used to identify retirement communities in the Marriott Retirement Community System OR OF ANY OTHER OPERATOR UNDER THIS AGREEMENT. The term "Proprietary Marks" shall also include all trade names, trademarks, symbols, logos, designs, etc., which are used in connection with the operation of the Retirement Community during the Term. The term "Proprietary Marks" shall include all present and future Proprietary Marks, whether they are now or hereafter owned by Operator or any of its Affiliates, and whether or not they are registered under the laws of the United States or any other country. The names "Marriott", "Forum" and "Marriott Retirement Community", and any of the foregoing used in conjunction with other words or names, are examples of Proprietary Marks.



Operating Agreements, Section 1.01. (emphasis in original)



                  33. The Marriott Parties have also taken the position that the boldface text allows MSLS to use a name other than the Marriott name. This specious position ignores the plain wording of the Operating Agreements and the bargained-for protections for SNH/FVE in Section 17.01. Indeed, the only way to become an "Operator under this Agreement" is to either be (i) MSLS or (ii) an assignee or transferee of MSLS pursuant to Section 17.01.

                     MARRIOTT PLANS TO SELL MSLS TO SUNRISE

            AND PREVENT THE COMMUNITIES FROM USING THE MARRIOTT NAME



                  34. The disagreement between the Marriott Parties and SNH/FVE regarding use of the Marriott name is not in the abstract, but directly relates to an impending sale of MSLS's stock to Sunrise.



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                  35. The Marriott Parties have represented that Marriott is in negotiations to sell MSLS to Sunrise and plans to structure the transaction as a sale of the MSLS stock. The Marriott Parties have further advised SNH/FVE that SNH/FVE have no consent rights whatsoever and that the protections afforded SNH/FVE by Section 17.01 are not implicated by the proposed transaction.

                  36. In short, the Marriott Parties have represented that the Communities will no longer be able to use the Marriott name following the sale of MSLS to Sunrise, and that SNH/FVE have no contractual sights whatsoever with respect to the identity of the new entity that will become the long term Operator of its 31 Communities.

                  37. Sunrise has significantly less experience and expertise than the Marriott Parties in operating senior living communities comparable to the Communities. Further, Sunrise lacks the capacity to perform the duties and responsibilities currently performed by MSLS.

                  38. Moreover, the Sunrise name is decidedly inferior in strength and value as compared to the Marriott name.

                  39. The replacement of the Marriott name with the Sunrise name will cause SNH/FVE's interests in the Communities to lose value.

                                     COUNT I

    (CLAIM FOR DECLARATORY RELIEF - MASS. GEN. L. CH. 231A, SECTIONS 1 AND 2)



                  40. Plaintiffs repeat and reallege all allegations in all of the above-numbered paragraphs as if fully repeated herein.



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                  41. Actual controversies have arisen and now exist between plaintiffs and defendants concerning their respective rights and obligations regarding the Communities' use of the Marriott name pursuant to the Operating Agreements.

                  42. Plaintiffs require a judicial determination of the respective rights and obligations of plaintiffs and defendants with respect to defendants' stated intentions to sell MSLS and subsequently forbid the Communities from using the Marriott name. Plaintiffs request declarations that
(i) the Communities are contractually entitled to use the Marriott name following a sale of MSLS stock by Marriott, (ii) MSLS will be in breach of its contracts with SNH/FVE if the Communities are forced to cease using the Marriott name following a sale of MSLS stock by Marriott, and (iii) the Marriott Parties may not transfer their interest in the Agreements to Sunrise without SNH/FVE's consent.

                  43. These declarations will permanently resolve this controversy.

                  44. Such declarations are necessary and appropriate at this time in order that plaintiffs may ascertain their rights with respect to defendants.

                  WHEREFORE, plaintiffs pray for judgment against defendants as follows:



                  A. For a declaration that the Communities are contractually entitled to use the Marriott name following a sale of MSLS stock by Marriott;

                  B. For a declaration that MSLS will be in breach of its contracts with SNH/FVE if the Communities are forced to cease using the Marriott name following a sale of MSLS stock by Marriott;



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                  C.       For a declaration that the Marriott Parties may not
transfer their interests in the Agreements to Sunrise without SNH/FVE's consent.

                  D. For an Order awarding plaintiffs attorneys' fees and costs incurred herein; and

                  E. For such other and further relief as the Court deems just and proper.


                               JURY TRIAL DEMAND



                  Plaintiffs respectfully request trial by jury on all claims so triable.

Dated:   November 27, 2002               Respectfully submitted,

         Boston, Massachusetts





                                         /s/ James R. Carroll /s/ Craig E. Leen
                                         --------------------------------------

                                         James R. Carroll (BBO #554426)
                                         Craig E. Leen (BBO #651083)
                                         SKADDEN, ARPS, SLATE
                                           MEAGHER & FLOM LLP
                                         One Beacon Street
                                         Boston, Massachusetts 02108
                                         (617) 573-4800


                                         Counsel for Plaintiffs
                                         Senior Housing Properties Trust
                                         And Five Star Quality Care, Inc.